EXHIBIT 10.11


                AGREEMENT FOR SIEMENS AUTHORIZED DIRECT DEALERS


Authorized Direct Dealer Name and Address:            Agreement No: CSG013
  Corporate Technologies
  9449 Science Center Drive                      Siemens Authorized
  New Hope, MN 55428                             Direct Dealer No.:

Siemens Region Address:                         Siemens Region No.: OSGDIST
  1881 Campus Commons Dr.
  Beston, VA 20191                                  Effective Date: 12/14/01

Siemens Enterprise Networks LLC (Siemens) and the Siemens Authorized Direct Dealer (you) agree to the following terms:

1. TERM
   The term of this Agreement (Term) is 1 year. It will renew for successive periods of one year unless either party provides written notice on or before the expiration of the Term, or any renewal term, in which event the Agreement will expire three months from the date of the notice.

2. SCOPE OF APPOINTMENT AND PRODUCTS
This Agreement acknowledges your conditional appointment as a Certified Partner at the Certified Enterprise Partner level, subject to you meeting the requirements of said level no later than 12 months from the effective date of this Agreement. Siemens will advise you in writing when you have successfully met the requirements of a Certified Enterprise Partner. After Certification, you will be a non-exclusive authorized direct dealer for the sale, installation and service of the Products. The term "Product" means equipment, Software and other items listed in Exhibit A, which Siemens will periodically revise. You may purchase from Siemens directly only those Siemens Products that are not stocked by an Authorized Distributor.
   You will perform such activities from such Authorized Location(s) within your Marketing Coverage Area (MCA) as are set forth in Exhibit B.
   You will market Products only to End Users. An "End User" is unaffiliated with you, acquires Products for, and places Products in, productive use, and includes a party providing "shared tenant services" or performing as a "long distance service reseller." A party which remarkets, sells, licenses, rents or leases Products to others in the regular course of its business, except for lease-back financing to an End User, is not an End User.
   You will not appoint any other marketer or servicer of Products, nor appoint an agent to represent you unless Siemens agrees in writing.
   Except as set forth in this Agreement, you will not make any warranties or representations or create any obligations whatsoever on Siemens' behalf.
   Siemens may, at its sole discretion, market and/or service Products, or similar products, in your MCA either directly, through one or more other Siemens Authorized Direct Dealers, or through other service channels.
   Ordering procedures and forecast requirements for Products will be described in such order notes or other writings as Siemens may periodically publish.
   Siemens will attempt to fill your order for Products and meet your request for shipment dates subject to Product availability and consistent with Siemens' production and supply schedules. Siemens will inform you of the estimated shipment dates for Products that will be shipped to an Authorized Location or your End User's location within the United States and Puerto Rico.

3. YOUR OBLIGATIONS
   You agree to:
   a) Use your best efforts to develop and promote the sale of Products in your MCA, enhance the image and reputation of the Products, establish and maintain good customer relations, comply with the requirements of the Enterprise Partner level, including achieving the annual Product sales volume, documented in the Siemens Certified Partner Program, a copy of which will be provided to you upon request;
   b) Provide Siemens a Product Business Plan;
   c) Participate in Siemens sponsored programs designed to promote the Products;

PAGES 2 THROUGH 4 ARE ALSO PART OF THIS AGREEMENT. This Agreement including all Exhibits and those effective in the future, is the complete agreement between the parties, and supersedes all prior agreements, oral or written, and all other communications relating to this subject.


                                            Accepted by:
                                            Siemens Enterprise Networks LLC
------------------------------------
Siemens Authorized Direct Dealer


By /s/ James L. Mandel                      By /s/ Donna Wilson
   ---------------------------------           ---------------------------------
         Authorized Signature                         Authorized Signature

   James L. Mandel        11-8-01              Donna Wilson          12/14/01
------------------------------------        ------------------------------------
Name (Type or Print)       Date             Name (Type or Print)       Date

Siemens is a registered trademark of Siemens AG.

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